Exhibit 99.1

1 Annual Meeting May 6, 2008

2 Forward Looking Statement Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise.

3 Q4-2007 Earnings | 02.28.08 | HTCO HickoryTech Service Area 2,400 fiber optic miles

4 Industry Trends Driving Growth Aggressively driving infrastructure and bandwidth upgrades • Increasing demand for managed and hosted Services • Increasing broadband adoption Greater demand for Unified Communications and Total Care Support services Leverage expanded residential “triple play” service area • Voice and Data Convergence

5 2007 Financial Highlights 2006 2007 (Dollars in Millions) $15.8 $23.2 $156.6 $132.9 $2.3 $8.6 Revenue Operating Income Net Income $143.1 $129.2 Debt

6 Revenue Diversification Stronger diversification, while growing the business $33 $30 $31 $45 $45 $46 $58 $80 2005 2006 2007 Access Other Telecom Enventis (Dollars in Millions)

7 Telecom Strategy Competitive Position: • Knowledge and presence in local markets and local customer service • Expanded triple play service area Strategy: • Market a competitive service bundle • Increase broadband penetration • Fully penetrate new Digital TV markets • Manage costs and cash flow

8 Telecom Digital TV Expansion 11 Markets, covering more than 32,000 homes

9 Enventis Business Strategy Strategy • Focus on integrated solutions: data, IP Telephony, managed and hosted solutions • Grow recurring support services • Expand Hosted Unified Communications Solution • Leverage Cisco Gold Partner relationship Competitive Position • Extensive Minnesota fiber network • Leading IP Expertise • Cisco Gold Partner Status

10 Enventis is a Cisco Gold Partner Highest level of partnership with Cisco • Provides sales leads and referrals • Economic incentives • Only partner based in Minnesota with metro and out state operations

11 2007 Operational Highlights Grew Enventis business • Named Dell Silverback Partner of the Year • Launched Total Care Support Services • Recognized by Cisco for Enterprise Segment Excellence Stability within Telecom • Continued Broadband growth • Expanded Digital TV Service Area Focus on B2B product management, product development and business growth opportunities

12 Growth Strategy Maximize profitability and cash flows from legacy telecom businesses Invest in and grow IP services • Enventis to exploit data convergence, trend toward unified communications and adoption of IP technologies Optimize use of our free cash flow • Organic growth of products and services • Pursue selective acquisition

13 Strong 2007 Results $132.9 $156.6 Revenue $0.17 $0.65 EPS $2.3 $8.6 Net Income Revenue +18% Operating Income +46% Net Income +280% EPS +282% (Dollars in Millions) 2006 2007 $15.8 $23.2 Operating Income

14 2007 Telecom Sector Results (Dollars In Millions) 2006 2007 % Change Revenue Access1 29.9 $ 30.9 $ 3% Broadband 7.5 9.2 22% Other Telecom 37.8 37.2 -1% Total Revenues 75.2 $ 77.3 $ 3% Costs and Operating Expenses 45.1 $ 44.3 $ -2% Depreciation and Amortization 15.0 15.2 1% Operating Income 15.1 $ 17.8 $ 18% Net Income 9.2 $ 10.5 $ 13% Capital Expenditures 15.6 $ 11.5 $ -26% 1 Access revenue includes a $1.9 million one-time settlement in Q2-07. Double-digit Broadband Growth

15 Enventis Provides Growth Enventis Revenue +38% Service Revenue +34% Operating Income +208% Net Income +199% $58.0 $80.2 Total Enventis Revenue $21.8 $29.2 Services Revenue (Dollars in Millions) $1.4 $4.1 Net Income 2006 2007 $2.2 $6.9 Operating Income

16 Enventis Revenue Equipment revenue is more variable than service revenue $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Equipment (ENS) Services (ENS) Transport Services (ETS)

17 Debt Level $13.9 million debt pay down in 2007 $142.8 $129.2 $143.1 2005 2006 2007 (Dollars in Millions)

18 Free Cash Flow Free Cash Flow Year ended December 31 2007 (a) 2006 $ Change EBITDA* 42.2 $ 34.0 $ 8.2 $ (17.5) (21.1) 3.6 Free Cash Flow 24.7 $ 12.9 $ 11.8 $ *EBITDA is a non-GAAP measure. (Dollars In Millions) Capital Expenditures Free Cash Flow nearly doubled in 2007 (a) Free Cash Flow in 2007 contains $1.9 million of non-recurring settlement revenue. Excluding this settlement, the change is $9.9 million.

19 Reconciliation of Operating Income to EBITDA Company management believes EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), a non-GAAAP financial measure, provides useful information regarding the Company’s debt position, its cash flow, and its overall valuation. 2007 2006 $ Change Operating Income 23.2 $ 15.8 $ 7.4 $ Add: Depreciation 17.8 17.0 0.8 Amortization of Intangibles 1.2 1.2 - 42.2 $ 34.0 $ 8.2 $ EBITDA (Dollars In Millions) For year ended Dec. 31

20 First Quarter 2008 Results (Dollars in Millions) $5.1 $4.9 Operating Income $1.8 $1.8 Net Income $0.13 $0.13 EPS Q1-07 Q1-08 $36.9 $35.9 Revenue

22 Investor Relations Focus Shareholder Value Communicate Strategy Deliver Results Target Analyst Coverage Pursue Growth Focus on long-term Target Buy Side

23 Thank You Thank You for joining us today. Visit www.hickorytech.com for Investor and Company news.